UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2005 (April 6, 2005)
                                                --------------------------------

                             Rite Aid Corporation
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            (Exact name of registrant as specified in its charter)


        Delaware                        1-5742                 23-1614034
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(State or other jurisdiction of        (Commission              (IRS Employer
       incorporation)                  File Number)          Identification No.)


        30 Hunter Lane, Camp Hill, Pennsylvania                     17011
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        (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code   (717) 761-2633
                                                   -----------------------------

                                     None
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On April 8, 2005, we announced that Philip G. Satre has been elected to our Board of Directors, effective as of April 6, 2005. There was no arrangement or understanding pursuant to which Mr. Satre was elected as a director, and there are no related party transactions between us and Mr. Satre. Mr. Satre will initially not serve as a member of any committee of our Board of Directors. Mr. Satre's term will expire at our annual meeting in June 2005, at which time he will stand for election for a three year term.

Item 9.01.   Financial Statements and Exhibits

(c)          Exhibits.

99.1         Press Release issued by Rite Aid Corporation, dated April 8, 2005.



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RITE AID CORPORATION


Dated:  April 8, 2005                  By: /s/ Robert B. Sari
                                           -------------------------------------
                                           Name:   Robert B. Sari
                                           Title:  Senior Vice President,
                                                   General Counsel and Secretary

                             RITE AID CORPORATION
                          CURRENT REPORT ON FORM 8-K
                  Report dated April 8, 2005 (April 6, 2005)


EXHIBIT INDEX

Exhibit
  No.         Description
-------       -----------

99.1          Press Release issued by Rite Aid Corporation, dated April 8, 2005.